UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 16, 2014 (April 10, 2014)

COMMITTED CAPITAL ACQUISITION CORPORATION II

(Exact name of registrant as specified in its charter)

Delaware	333-192586	45-4345803
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

712 Fifth Avenue 22nd Floor, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  212-759-2020

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The discussion in Item 8.01 below is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 11, 2014, Committed Capital Acquisition Corporation II (the “Company”) filed with the Secretary of State of the State of Delaware its Amended and Restated Certificate of Incorporation, a copy of which is attached hereto as Exhibit 3.1.  In conjunction therewith, the Company adopted its Amended and Restated Bylaws on April 11, 2014, a copy of which is attached hereto as Exhibit 3.2. The discussion in Item 8.01 below is incorporated by reference herein.

Item 8.01.	Other Events.

On April 16, 2014, the Company consummated its initial public offering (the “Offering”) of 7,000,000 units (the “Units”). The Units were sold at an offering price of $5.00 per Unit, generating gross proceeds of $35,000,000.   The underwriters for the Offering have been granted an over-allotment option to purchase up to an additional 1,050,000 Units within 45 days after the effective date of the registration statement. On April 16, 2014, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the consummation of the Offering.

The Units began trading on the Over-the-Counter Bulletin Board quotation system under the ticker symbol “CCAQU” on April 11, 2014. Initially, the Units will be the only security of the Company that is trading. The shares of common stock and warrants comprising the Units will begin separate trading ten business days following the earlier to occur of the expiration of the underwriters’ over-allotment option, its exercise in full or the announcement by the underwriters of their intention not to exercise all or any remaining portion of the over-allotment option, subject to the Company’s filing of a Current Report on Form 8-K with the SEC containing an audited balance sheet reflecting the Company’s receipt of the gross proceeds of the Offering and issuing a press release announcing the trading date when such separate trading will commence.

Each Unit consists of one share of the Company’s common stock, par value $0.00001 per share (“Common Stock”), and one warrant (“Warrant”) to purchase one-half of one share of Common Stock at an exercise price of $2.50 per half share ($5.00 per share); provided, however, that such Warrants may not be exercised for a fractional share, so that only an even number of Warrants may be exercised at any given time by a holder thereof. Under the terms of the warrant agreement pursuant to which the Warrants will be issued, the Company has agreed to use its best efforts to file a post-effective amendment or new registration statement under the Securities Act of 1933, as amended, to cover the shares of Common Stock underlying the Warrants after the completion of the Company’s initial business transaction. Each Warrant will become exercisable upon effectiveness of such post-effective amendment or new registration statement and will expire on the date that is the earlier of (i) five years after the effective date of the registration statement registering the shares of Common Stock issuable upon the exercise of the Warrants or (ii) the forty-fifth (45th) day following the date that our Common Stock closes at or above $8.00 per share for 20 out of 30 trading days commencing on the effective date. However, if the Company does not complete its initial business transaction on or prior to the 24-month period allotted to complete its initial business transaction (as described below), the Warrants will expire at the end of such period.

The Company will have only 24 months from the date of effectiveness of such registration statement to consummate the initial business transaction.

The Company’s initial stockholders and/or their respective designees (such holders, the “private placement investors”) will purchase 1,000,000 shares of the Company’s Common Stock (or securities convertible into Common Stock) (the “placement shares”) at $5.00 per share in a private placement to occur concurrently with the closing of the Company’s initial business transaction for gross proceeds of $5,000,000. However, except for Michael Rapp and Philip Wagenheim or their respective designees, none of the initial stockholders will be obligated to purchase shares of Common Stock (or securities convertible into Common Stock) in the private placement. The Company’s board of directors will have the ability to increase the size of the private placement at its discretion.

The Company’s initial stockholders, private placement investors and their permitted transferees will be entitled to registration rights. Such holders will be entitled to demand registration rights and certain “piggy-back” registration rights with respect to the shares of Common Stock that they owned prior to the Offering (“initial shares”) and the placement shares, commencing, in the case of the initial shares, one year after the consummation of the Company’s initial business transaction and, in the case of the placement shares, 30 days after the consummation of the Company’s initial business transaction.

All of the expenses associated with the Offering have been or will be funded to the Company by Broadband Capital Management LLC (“BCM”) through non-interest bearing loans. Following the consummation of the Offering and prior to the consummation of the initial business transaction, in order to fund all expenses relating to investigating and selecting a target business, negotiating an acquisition agreement and consummating such acquisition and the Company’s other working capital requirements, BCM has agreed to loan funds to the Company from time to time of up to $2,000,000. All these loans will be due and payable upon the completion of the initial business transaction and will be on terms that waive any and all rights to the funds in the trust account described below.

BCM and Michael Rapp, the Company’s Chief Executive Officer and Chairman, have agreed that each will be liable to the Company, jointly and severally, if and to the extent that any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amounts in the trust account to below $5.00 per share, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under the indemnification provided to the underwriters for the Offering against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, BCM and Mr. Rapp will not be responsible to the extent of any liability for such third party claims.

                All of the gross proceeds of the Offering equal to $35,000,000 were placed in a trust account at JP Morgan Chase, N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except for a portion of the interest income that may be released to the Company to pay income or other tax obligations and to fund its working capital requirements, none of the funds held in the trust account will be released until the earlier of (i) the consummation of a business transaction, (ii) the Company’s redemption of the public shares sold in the Offering if the Company is unable to consummate its initial business transaction within the 24-month period set forth above, or (iii) the Company’s liquidation (if no redemption occurs).

                The Company is including as exhibits to this Current Report on Form 8-K executed copies of its Underwriting Agreement, Investment Management Trust Agreement, Warrant Agreement, Expense Advancement Agreement, Trust Indemnification Agreement, a final form of Registration Rights Agreement, a final form of Indemnity Agreement entered into between the Company and each of its executive officers and directors, final forms of the Letter Agreements of the Company, and as adopted copies of its Amended and Restated Articles of Incorporation and Amended and Restated Bylaws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Exhibit
1.1	Underwriting Agreement, dated April 11, 2014, by and between the Company and Broadband Capital Management LLC as representative of the underwriters.

3.1	Amended and Restated Articles of Incorporation.

3.2	Amended and Restated Bylaws.

4.1	Warrant Agreement, dated April 10, 2014, by and between the Company and Continental Stock Transfer & Trust Company.

10.1	Investment Management Trust Agreement, dated April 10, 2014, by and between the Company and Continental Stock Transfer & Trust Company.

10.2	Form of Registration Rights Agreement by and between the Company and the stockholders listed on the signature page thereto (filed as Exhibit 10.2 in the Company’s Registration Statement on Form S-1 (No. 333-192586) on March 28, 2014).

10.3	Form of Letter Agreement by and between the Company and each of Michael Rapp and Philip Wagenheim (filed as Exhibit 10.3 in the Company’s Registration Statement on Form S-1 (No. 333-192586) on March 28, 2014).

10.4	Form of Letter Agreement by and between the Company and Committed Capital Holdings II LLC (filed as Exhibit 10.4 in the Company’s Registration Statement on Form S-1 (No. 333-192586) on March 28, 2014).

10.5	Form of Letter Agreement by and between the Company and each of the other initial stockholders (filed as Exhibit 10.5 in the Company’s Registration Statement on Form S-1 (No. 333-192586) on March 28, 2014).

10.6	Form of Indemnity Agreement (filed as Exhibit 10.9 in the Company’s Registration Statement on Form S-1 (No. 333-192586) on March 10, 2014).

10.7	Expense Advancement Agreement, dated April 10, 2014, by and between the Company and Broadband Capital Management LLC.

10.8	Trust Indemnification Agreement, dated April 11, 2014, by and among the Company, Broadband Capital Management LLC and Michael Rapp.

99.1	Press Release, dated April 16, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Committed Capital Acquisition Corporation II

April 16, 2014	By:	/s/ Michael Rapp
		Name:	Michael Rapp
		Title:	Chief Executive Officer and Chairman